Exhibit 99.1

OZSC to Acquire Varon Corp

Next-Generation Functional Beverage Platform Carrying Popular Brands Bucked Up and Ballislife

Warwick, NY – (January 21, 2026) – Ozop Energy Solutions, Inc. (OZSCD), proudly announces that it has entered into an agreement to acquire Varon Corp, a next-generation functional beverage platform built for culture-driven scale, rapid commercialization, and capital-efficient growth across North America.

“This acquisition marks a clear turning point for Ozop,” said Brian Conway, Chief Executive Officer of Ozop Energy Solutions, Inc. “Varon is a growing, revenue-generating beverage company with established brands, embedded cultural distribution, and an experienced management team. By combining Ozop’s public-market structure with Varon’s operating engine, we are repositioning the Company around scalable revenue, disciplined execution, and long-term shareholder value.

Varon Corp (https://www.varoncorp.com/) is building a next-generation functional beverage platform designed for culture-driven scale, rapid commercialization, and capital-efficient growth across North America. By combining in-house formulation and brand development with manufacturing partnerships, national distribution, and experiential activation, Varon is purpose-built to launch and scale multiple beverage brands in parallel. This integrated infrastructure allows the Company to convert cultural relevance into commercial velocity - while maintaining operational discipline, capital efficiency, and speed to market.

Varon has the following beverages and brand names in its portfolio.

Bucked Up Energy

In the high-growth performance energy category, Varon holds exclusive Canadian manufacturing and distribution rights for Bucked Up Energy (https://ca.buckedup.com/), one of North America’s most recognized fitness and performance brands. Bucked Up has built a dominant presence across training culture, retail, events, and digital media in the United States. Under Varon’s stewardship, the brand has generated strong early commercial traction in Canada and continues to expand through national distributors and major retailers. As part of this partnership, Varon is positioned to introduce Bucked Up’s next-generation lightly carbonated ready-to-drink protein beverage to the Canadian market, a category-defining innovation that has already received significant recognition in the United States.

Ballislife Sports Drink

One of Varon’s most powerful growth engines is the Ballislife Functional Sports Drink (https://ballislife.com/) Varon has entered into an exclusive joint venture with Ballislife, one of the most influential basketball lifestyle and media platforms in the world. Ballislife generates over 450 million monthly video views, more than 9 billion annual impressions, and operates over 250 live basketball events each year, creating a distribution and awareness engine unmatched in the beverage industry. The Ballislife Functional Sports Drink is crafted for modern athletes and active consumers, delivering natural hydration, nitric oxide support, anti-inflammatory benefits, and vitamin-rich refueling without caffeine spikes. The product debuted at Ballislife’s 2025 All-American Weekend in California, where athlete, creator, and consumer response validated immediate product-market fit. A regional focused rollout is slated for Q2 2026, followed by a national placement by end of year supported by Ballislife’s extensive event calendar, creator network, and athlete relationships.

SG Revive

Varon has partnered with ASA Entertainment (https://www.asaentertainment.com/), a global leader in action sports and youth culture, to develop SG Revive (https://sgrevive.com/), a functional wellness beverage positioned at the intersection of cause-driven female empowerment, youth culture and elevated wellness. SG Revive is embedded directly into ASA-owned platforms including the Super Girl Surf Pro festival series (https://supergirlsurfpro.com/) and the No Hate Tour (https://nohatetour.com/), a nationwide youth empowerment initiative reaching hundreds of schools annually. Together, these platforms deliver over 125,000 live festival attendees annually, more than 14 million national television viewers, hundreds of millions of social impressions, and direct engagement with over 350,000 students per year through school and community activations. The beverage features a clean functional profile including collagen, turmeric, electrolytes, nootropics, and a full daily spectrum of essential vitamins.

Vitagua

Varon’s proprietary brand portfolio includes Vitagua (https://www.vitagua.ca/), a zero-sugar, zero-calorie sparkling vitamin water designed for everyday wellness. Developed in-house, Vitagua delivers essential vitamins in a highly drinkable sparkling format, addressing accelerating consumer demand for clean, functional hydration without compromise. Vitagua has begun to gain measurable market traction following its first national roadshow, driving increased brand awareness, sampling velocity, and early consumer adoption.

Varon Spirits

Varon also operates Varon Spirits, which focuses on the development and representation of premium spirits brands aligned with the Company’s lifestyle and culture-driven approach to beverages. Varon Spirits leverages the Company’s existing brand relationships, market knowledge, and route-to-market expertise to support select spirits initiatives, while remaining complementary to Varon’s core non-alcoholic and functional beverage portfolio.

Business Model & Strategy

Unlike traditional beverage companies that spend years – and tens of millions of dollars - manufacturing awareness, Varon partners directly with established cultural platforms that already command massive, loyal, and highly engaged audiences. By embedding beverages directly into these ecosystems, Varon launches products with immediate awareness, built-in credibility, and real demand from day one - dramatically reducing customer acquisition costs while accelerating national scale.

At the core of Varon’s model is a shared-services platform that supports all brands across research and development, formulation, regulatory compliance, manufacturing, logistics, and distribution. This structure allows each brand to benefit from centralized expertise while maintaining distinct cultural positioning and consumer relevance. The result is a diversified portfolio of functional beverage brands with shared economics, scalable margins, and multiple high-conviction paths to growth.

Unity Electro Fest

Beyond beverages, Varon owns strategic experiential assets that serve as owned consumer-activation and brand-activation engines. The Company holds a 25% ownership stake in Unity Electro Fest (https://unityelectrofest.ca/), Québec City’s premier electronic music festival, which has featured globally recognized electronic artists such as Marshmello, Meduza, James Hype, and Timmy Trumpet in recent editions, along with year-round extensions including Unity 365 and Unity Sunset. These platforms provide Varon with direct control over high-impact environments for live sampling, content creation, brand storytelling, and consumer feedback - capabilities few beverage companies possess.

Elevated Wellness™ Positioning

Varon’s portfolio is unified by its Elevated Wellness philosophy, which bridges the gap between traditional sports drinks and concentrated wellness shots. The Company’s formulations are designed to deliver real, daily functional benefits—such as hydration, energy metabolism, cognitive support, and recovery— in familiar, everyday beverage formats that consumers already understand and trust, offered at accessible price points and supported by established, culturally relevant brands. This approach prioritizes taste, repeat use, and accessibility while maintaining clean labels and credible ingredient profiles.

“This transaction positions Varon to compete at scale in the beverage industry by aligning product innovation with a fundamentally different go-to-market strategy,” said Benjamin Schubert, Chief Executive Officer of Varon Corp. “Our focus is on building genuinely health-forward beverage brands while leveraging existing, established platforms for distribution, visibility, and consumer access. By integrating directly into systems that already command meaningful audience and shelf presence, our brands gain immediate visibility and exposure that many early-stage beverage companies spend years and millions of dollars trying to achieve. This approach removes key structural barriers to scale and allows us to remain capital-efficient while concentrating resources on product quality, brand development, and long-term value creation.” Benjamin Varon Schubert brings more than two decades of experience developing global lifestyle brands and structuring strategic licensing and joint venture partnerships.

About Ozop Energy Solutions.

Ozop Energy Solutions (Ozop Energy Solutions (http://ozopenergy.com/) is the flagship company that oversees a wide variety of products in various stages of development in the renewable energy sector. Our strategy focuses on capturing a significant share of the rapidly growing renewable energy market as a provider of assets and infrastructure needed to store energy.

About Varon Wellness

Varon Wellness operates established, high-velocity functional and performance beverage brands with proven, repeat consumer demand and meaningful national retail presence in Canada, with a focused mandate across functional wellness, performance, and sports hydration. The division includes Bucked Up, a recognized, culturally relevant performance energy and protein brand with deeply established traction in fitness, athletic, and performance-driven communities, and Vitagua, Varon’s proprietary, zero-sugar sparkling vitamin water brand purpose-built for modern, health-conscious consumers at scale.

Varon Wellness also includes a strategic, high-impact investment in Unity Electro Fest, a major Canadian music festival with large-scale attendance and national visibility that provides an experiential, high-engagement platform utilized for mass product trial, consumer immersion, and powerful brand activation. The division operates under Varon’s Elevated Wellness approach, prioritizing flavor-first, consumer-led formulations that deliver meaningful, credible functional benefits, supported by disciplined execution, operational rigor, and scalable commercialization across expanding channels.

About Varon USA

Varon USA builds truly healthy, performance-driven functional beverages, not “better for you” alternatives. Combining cultural relevance at scale, best-in-class marketing infrastructure, and products that taste exceptional while delivering real, measurable health benefits, Varon USA represents the Company’s primary growth engine in the United States.

The division is focused on operating and partnership platforms supporting functional wellness, performance, and sports hydration brands that are deeply embedded within high-engagement, culture-defining ecosystems. The division includes Ballislife Functional Sports Drink, aligned with one of the largest and most influential basketball media platforms globally, and SG Revive, a functional wellness beverage developed in partnership with ASA Entertainment, a leader in youth culture and sports media.

Collectively, these platforms reach hundreds of millions of highly loyal, deeply engaged consumers annually through dominant digital media channels, large-scale live events, broadcast exposure, and expansive youth initiatives, enabling Varon to systematically convert authentic cultural engagement into repeat consumer demand, while maintaining discipline, scalability, and long-term brand equity across a rapidly expanding national footprint.

About Varon Spirits

Varon Spirits is a boutique importer and agency representing a select roster of premium spirits brands. The business focuses on curating and distributing distinctive spirits rooted in heritage, craftsmanship, and cultural relevance, including ultra-premium tequilas, vodkas, and select rare offerings. Varon Spirits operates under a focused, capital-light model aligned with the Company’s broader lifestyle-driven beverage strategy.

Safe Harbor Statement

“This press release contains or may contain, among other things, certain forward-looking statements. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties, including those detailed in the company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the company’s control). The company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.”

Investor Relations Contact – Ozop

The Waypoint Refinery, LLC

845-397-2956

www.thewaypointrefinery.com

https://twitter.com/OzopEnergy

https://www.facebook.com/OzopEnergy/